The Glenmede Fund, Inc.

Supplement dated September 20, 2007 to the
Equity Portfolios Prospectus
and
Statement of Additional Information
dated February 28, 2007
as supplemented August 2, 2007

Absolute Return Portfolio
Total Market Long/Short Portfolio

This Supplement modifies the Prospectus and Statement of Additional Information dated February 28, 2007, as supplemented August 2, 2007. Please keep this Supplement and read it together with the Prospectus and Statement of Additional Information.

Effective September 18, 2007, the name of the “Absolute Return Portfolio” has been changed to the “Long/Short Portfolio,” and the name of the “Total Market Long/Short Portfolio” has been changed to the “Total Market Portfolio.” The investment objective and policies of each Portfolio are unchanged.